Exhibit 99.2

Associated Estates Realty Corporation
First Quarter 2013
Earnings Release and Supplemental Financial Information

Vista Germantown
515 Madison Street	Phone:	(866) 306-5538
Nashville, Tennessee 37208	Web Site:	vistagermantown.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
First Quarter 2013
Supplemental Financial Information

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2013 performance, which are based on certain assumptions. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements. Investors are cautioned that the Company's forward-looking statements involve risks and uncertainties that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; elimination of, or limitation on, federal government support for Fannie Mae and/or Freddie Mac that might result in significantly reduced availability of mortgage financing sources as well as increases in interest rates for mortgage financing; the ability of the Company to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units owned by the Company; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks, unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases and unanticipated repairs; inability of the Company to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by the Company's insurance; catastrophic property damage losses that are not covered by the Company's insurance; the inability to acquire properties at prices consistent with the Company's investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which they are located; and other uncertainties and risk factors addressed in documents filed by the Company with the Securities and Exchange Commission, including, without limitation, the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q.

Associated Estates Realty Corporation
First Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS FIRST QUARTER RESULTS
First Quarter Same Community Revenue up 4.3 Percent
First Quarter Same Community NOI up 5.9 Percent
Quarter-End Same Community Physical Occupancy 96.6 Percent
Cleveland, Ohio - April 23, 2013 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) announced today its financial results for the first quarter ended March 31, 2013. Funds from Operations (FFO) for the first quarter of 2013 was $0.31 per common share (diluted) compared to $0.25 per common share (diluted), for the first quarter of 2012. FFO as adjusted for the first quarter of 2013 was $0.31 per common share (diluted), compared to $0.29 per common share (diluted) for the first quarter of 2012, a 6.9% increase, after adjusting 2012 first quarter FFO for $1.7 million of loan prepayment costs and a credit of $279,000 for a refund of loan defeasance costs. There were no FFO adjustments in the first quarter of 2013.
Net income applicable to common shares was $10.3 million, or $0.20 per common share (diluted), for the quarter ended March 31, 2013. This compared to a net loss applicable to common shares of $2.1 million, or $(0.05) per common share (diluted), for the quarter ended March 31, 2012.
"It was another strong quarter for Associated Estates. Operating fundamentals remain solid and the propensity to rent apartments continues at a generational high," said Jeffrey I. Friedman, President and Chief Executive Officer.
A reconciliation of net income (loss) attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.
Quarterly Same Community Portfolio Results
Net operating income (NOI) for the first quarter of 2013 for the Company's same community portfolio increased 5.9% compared to the first quarter of 2012. Revenue increased 4.3% and property operating expenses increased 2.0%. Physical occupancy was 96.6% at the end of the first quarter compared to 97.4% at the end of the first quarter of 2012. Average monthly net rent collected per unit for the same community properties was $1,094 compared to $1,051 for the first quarter of 2012, a 4.1% increase.
Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 22.
2013 Outlook
The Company reaffirmed its full year FFO as adjusted guidance range of $1.29 to $1.33 per common share (diluted). Detailed assumptions relating to the Company's guidance can be found on page 24.
Capital Markets Activity
On January 22, 2013, the Company completed the issuance of $150 million of unsecured Senior Notes. The notes were offered in a private placement with two maturity tranches: $63 million 8-year maturity at 4.02% and $87 million 10-year maturity at 4.45%.  The $150 million total issuance has a weighted average term of 9.2 years at a weighted average interest rate of 4.27%. Proceeds from the issuance were used to repay borrowings under the Company's credit facility.

Associated Estates Realty Corporation
First Quarter Earnings

Transactional Activity
On March 22, 2013, the Company sold Idlewylde Apartments, an 843-unit property located in Duluth, GA. Proceeds from the sale were used to repay all outstanding borrowings under the Company's credit facility.
Conference Call
A conference call to discuss the Company's first quarter results will be held on April 24, 2013 at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is (800) 860-2442, and the passcode is “Estates.” The call will be archived through May 8, 2013. The dial-in number for the replay is (877) 344-7529, and the conference number for the replay is 10026683.
Via the Internet (listen only): Access the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "First Quarter 2013 Earnings Conference Call" link. The webcast will be archived for 90 days.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three Months Ended March 31, 2013 and 2012
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended
	March 31,
	2013	2012
OPERATING INFORMATION
Total revenue	$44,993	$38,207
Property revenue	$44,681	$38,207
Net income (loss) attributable to AERC	$10,346	$(2,081)
Per share - basic	$0.21	$(0.05)
Per share - diluted	$0.20	$(0.05)
Funds from Operations (FFO) (1)	$15,589	$10,666
FFO as adjusted (1)	$15,589	$12,130
FFO per share - diluted	$0.31	$0.25
FFO as adjusted per share - diluted	$0.31	$0.29
Funds Available for Distribution (FAD) (1)	$14,720	$11,728
Dividends per share	$0.19	$0.17
Payout ratio - FFO	61.3%	68.0%
Payout ratio - FFO as adjusted	61.3%	58.6%
Payout ratio - FAD	65.5%	60.7%
General and administrative expense	$4,958	$4,369
Development costs	$262	$310
Personnel - allocated	$1,062	$894
Interest expense (2)	$6,927	$7,173
Capitalized interest	$476	$207
Interest coverage ratio (3)	2.99:1	2.51:1
Fixed charge coverage ratio (4)	2.99:1	2.51:1
General and administrative expense to property revenue	11.1%	11.4%
Personnel - allocated to property revenue	2.4%	2.3%
Interest expense to property revenue (2)	15.5%	18.8%
Property NOI (5)	$27,589	$23,135
ROA (6)	8.0%	7.7%
Same Community revenue increase	4.3%	6.3%
Same Community expense increase	2.0%	1.6%
Same Community NOI increase	5.9%	9.5%
Same Community operating margins	61.6%	60.7%

(1)	See page 10 for a reconciliation of net income (loss) attributable to AERC to these non-GAAP measurements and page 25 for our definition of these non-GAAP measurements.

(2)
Excludes amortization of financing fees of $494 for 2013 and $671 for 2012.  The three months ended 2012 also excludes $1.7 million of prepayment costs and $(279) for refunds on previously defeased loan.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 26 for a reconciliation of net income (loss) applicable to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding prepayment costs/refunds. Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 27 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and our definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2013
(Unaudited; in thousands, except per share and ratio data)

	March 31,	December 31,
	2013	2012
CAPITALIZATION DATA
Net real estate assets	$1,079,458	$1,139,917
Total assets	$1,128,148	$1,172,477

Debt	$675,255	$716,778
Noncontrolling redeemable interest	$2,084	$3,078
Total shareholders' equity attributable to AERC	$403,965	$403,398

Common shares outstanding	50,368	49,527
Share price, end of period	$18.64	$16.12

Total capitalization	$1,614,115	$1,515,153

Undepreciated book value of real estate assets	$1,450,536	$1,511,647

Debt to undepreciated book value of real estate assets	46.6%	47.4%

Secured debt to undepreciated book value	25.9%	24.9%

Annual dividend	$0.76	$0.72

Annual dividend yield based on share price, end of period	4.1%	4.5%

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2013

		Number of
	Properties	Units	Average Age
PORTFOLIO INFORMATION
Company Portfolio:
Same Community:
Midwest	27	6,362	20
Mid-Atlantic	10	3,053	12
Southeast	7	1,848	16
Southwest	2	446	15
Total Same Community	46	11,709	17

Acquisitions	4	1,156	5
Development (1)	1	242	1
Total Company Portfolio	51	13,107	16

(1)	Represents a 242-unit community located in Nashville, Tennessee.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
First Quarter 2013
(Unaudited; dollar amount in thousands)

	March 31,	December 31,
	2013	2012
ASSETS
Real estate assets
Investment in real estate	$1,435,936	$1,501,198
Construction in progress	14,600	10,449
Less: Accumulated depreciation	(371,078)	(371,730)
Net real estate	1,079,458	1,139,917
Cash and cash equivalents	19,549	4,740
Restricted cash	4,961	4,429
Other assets	24,180	23,391
Total assets	$1,128,148	$1,172,477

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$375,255	$376,278
Unsecured notes	150,000	—
Unsecured revolving credit facility	—	190,500
Unsecured term loan	150,000	150,000
Total debt	675,255	716,778
Accounts payable and other liabilities	46,844	49,223
Total liabilities	722,099	766,001

Noncontrolling redeemable interest	1,734	1,734

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized;
50,368,193 issued and outstanding at March 31, 2013 and
49,526,639 issued and outstanding at December 31, 2012, respectively	5,037	4,953
Paid-in capital	634,402	634,587
Accumulated distributions in excess of accumulated net income	(232,428)	(233,208)
Accumulated other comprehensive loss	(3,046)	(2,934)
Total shareholders' equity attributable to AERC	403,965	403,398
Noncontrolling interest	350	1,344
Total equity	404,315	404,742
Total liabilities and equity	$1,128,148	$1,172,477

Associated Estates Realty Corporation
Consolidated Statements of Operations and Comprehensive Income
Three Months Ended March 31, 2013 and 2012
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended
	March 31,
	2013	2012
REVENUE
Property revenue	$44,681	$38,207
Office revenue	312	—
Total revenue	44,993	38,207

EXPENSES
Property operating and maintenance	17,092	15,072
Depreciation and amortization	14,383	11,874
Construction and other services	—	70
General and administrative	4,958	4,369
Development costs	262	310
Total expenses	36,695	31,695
Operating income	8,298	6,512
Interest expense	(7,421)	(9,308)
Income (loss) from continuing operations	877	(2,796)
Income from discontinued operations:
Operating income, net of interest expense	690	750
Gain (loss) on disposition of properties	8,796	(40)
Income from discontinued operations	9,486	710
Net income (loss)	10,363	(2,086)
Net (income) loss attributable to noncontrolling redeemable interest	(17)	5
Net income (loss) attributable to AERC	$10,346	$(2,081)
Allocation to participating securities	(48)	—
Net income applicable to common shares	$10,298	$(2,081)

Earnings per common share - basic:
Income (loss) from continuing operations applicable to common shares	$0.02	$(0.07)
Income from discontinued operations	0.19	0.02
Net income (loss) applicable to common shares - basic	$0.21	$(0.05)

Earnings per common share - diluted:
Income (loss) from continuing operations applicable to common shares	$0.02	$(0.07)
Income from discontinued operations	0.18	0.02
Net income (loss) applicable to common shares - diluted	$0.20	$(0.05)

Comprehensive income:
Net income (loss)	$10,363	$(2,086)
Other comprehensive income:
Change in fair value and reclassification of hedge instruments	(112)	23
Total comprehensive income (loss)	10,251	(2,063)
Comprehensive (income) loss attributable to noncontrolling interests	(17)	5
Total comprehensive income (loss) attributable to AERC	$10,234	$(2,058)

Weighted average shares outstanding - basic	49,634	42,343

Weighted average shares outstanding - diluted	50,280	42,343

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
For the Three Months Ended March 31, 2013 and 2012
(In thousands; except per share data)

		Three Months Ended
		March 31,
		2013	2012
CALCULATION OF FFO AND FAD
Net income (loss) attributable to AERC		$10,346	$(2,081)

Add:	Depreciation - real estate assets	12,834	11,614
	Amortization of intangible assets	1,205	1,093
Less:	Gain on disposition of properties	(8,796)	40

	Funds from Operations (FFO) (1)	15,589	10,666

Add:	Prepayment costs	—	1,743
Less:	Refund of defeasance costs on previously defeased loan	—	(279)

	Funds from Operations as adjusted (1)	15,589	12,130

Add:	Depreciation - other assets	522	524
	Amortization of deferred financing fees	494	680
Less:	Recurring fixed asset additions (2)	(1,885)	(1,606)
	Funds Available for Distribution (FAD) (1)	$14,720	$11,728

Weighted average shares outstanding - diluted (3)		50,280	42,343

PER SHARE INFORMATION:
FFO - diluted		$0.31	$0.25
FFO as adjusted - diluted		$0.31	$0.29
Dividends		$0.19	$0.17

Payout ratio - FFO		61.3%	68.0%
Payout ratio - FFO as adjusted		61.3%	58.6%
Payout ratio - FAD		65.5%	60.7%

(1)	See page 25 for our definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)
The Company has excluded 83 stock options for the three months ended March 31, 2013 as their inclusion would be anti-dilutive. The Company has also excluded 499 common share equivalents from the three months ended March 31, 2012 calculation, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

Associated Estates Realty Corporation
Discontinued Operations (1)
Three Months Ended March 31, 2013 and 2012
(Unaudited; dollar amounts in thousands)

	Three Months Ended
	March 31,
	2013	2012
REVENUE
Property revenue	$1,923	$4,724

EXPENSES
Property operating and maintenance	1,055	2,372
Depreciation and amortization	178	1,357
Total expenses	1,233	3,729
Operating income	690	995
Interest expense	—	(245)
Gain (loss) on disposition of properties	8,796	(40)
Income from discontinued operations	$9,486	$710

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above is one property disposed of in 2013 and six properties disposed of in 2012.

Associated Estates Realty Corporation
Development Pipeline
As of March 31, 2013
(Unaudited; dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.
Current Developments

			Total
			Estimated			Estimated/Actual Dates for
Under	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized	%	%
Construction	%	Units	Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)	Leased	Occupied

San Raphael Phase II	100.0%	99	$13,750	$6,572	$—	Q2 2012	Q3 2013	Q4 2013	Q1 2014	N/A	N/A
Dallas, TX

Bethesda	97.0% (4)	140	$53,400	$16,386	$—	Q4 2012	Q4 2014	Q1 2015	Q3 2015	N/A	N/A
Bethesda, MD

Cantabria	100.0%	249	$56,800	$9,270	$—	Q2 2013	Q3 2014	Q1 2015	Q2 2015	N/A	N/A
Dallas, TX

Total		488	$123,950	$32,228	—
Future Development Pipeline - Unimproved Land

			Estimated Number
Name	Location	Ownership %	of Units (3)	Cost to Date

The Desmond on Wilshire	Los Angeles, California	100.0%	175	$20,193
Total			175	$20,193

(1)	Total capital cost represents estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

(3)	Based on current projections as of April 23, 2013.

(4)	Ownership percentage based on current equity of the joint venture and is subject to change based on changes in total equity. Joint venture partner contribution is $350.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Three Months Ended
	Estimated	March 31, 2013
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$2,611	$193
Maintenance personnel labor cost (2)		1,918	142
Total Operating Expenses Related to Repairs and Maintenance		4,529	335

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	322	24
Appliances	5	238	18
Building improvements	14	205	15
Carpet and flooring	5	645	48
Furnishings	5	32	2
Office/Model	5	85	6
HVAC and mechanicals	15	186	14
Landscaping and grounds	14	47	3
Unit improvements	5	102	8
Total Recurring Capital Expenditures - Properties		1,862	138
Corporate capital expenditures		23	2
Total Recurring Capital Expenditures		1,885	140
Total Recurring Capital Expenditures and Repairs and Maintenance		$6,414	$475

Total Recurring Capital Expenditures		$1,885
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	22
Building improvements - other	20	13
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		35
Grand Total Capital Expenditures		$1,920

(1)	Calculated using weighted average units owned during the three months ended March 31, 2013 of 13,511.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations and Comprehensive Income.

(3)	See page 27 for our definition of recurring fixed asset additions.

(4)	See page 27 for our definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
Construction and Other Services, General and Administrative Expense, Development Costs
and Personnel - Allocated
For the Three Months Ended March 31, 2013 and 2012
(Unaudited; in thousands)

	Three Months Ended
	March 31,
	2013	2012
Construction and Other Services
Revenue	$—	$—
Expense	—	70
Construction and other services net loss	$—	$(70)

General and Administrative, Development Costs
and Personnel - Allocated
General and administrative expense (1)	$4,958	$4,369
Development costs	262	310
Personnel - allocated (2)	1,062	894
Total expense	$6,282	$5,573

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income.

(2)	Represents general and administrative expense allocations to property operating and maintenance expenses.

Associated Estates Realty Corporation
Same Community Data
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012

Property Revenue	$39,723	$39,731	$39,707	$38,873	$38,072
Property Operating and
Maintenance Expenses
Personnel - on site	3,391	3,362	3,348	3,347	3,466
Personnel - allocated	945	946	943	917	894
Advertising	415	400	420	415	403
Utilities	1,813	1,756	1,924	1,708	1,797
Repairs and maintenance	2,216	2,071	2,657	2,640	2,277
Real estate taxes and insurance	5,443	5,158	5,485	5,277	5,145
Other operating	1,030	1,014	953	968	977
Total Expenses	15,253	14,707	15,730	15,272	14,959

Property Net Operating Income	$24,470	$25,024	$23,977	$23,601	$23,113

Operating Margin	61.6%	63.0%	60.4%	60.7%	60.7%

Personnel - Allocated to
Property Revenue	2.4%	2.4%	2.4%	2.4%	2.3%

Total Number of Units	11,709	11,709	11,709	11,709	11,709

NOI Per Unit	$2,090	$2,137	$2,048	$2,016	$1,974

Average Net Rents Per Unit (1)	$1,142	$1,142	$1,131	$1,112	$1,102

Average Net Rent Collected Per Unit (2)	$1,094	$1,095	$1,091	$1,070	$1,051

Physical Occupancy - End of Period (3)	96.6%	96.1%	97.3%	97.3%	97.4%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of March 31, 2013 and 2012
(Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q1	Q1%		Q1	Q1%		Q1	Q1%		Q1	Q1	Q1	Q1
	Units	Age (6)	2013	2012	Change	2013	2012	Change	2013	2012	Change	2013	2012	2013	2012
Midwest Properties
Indiana	836	17	$856	$858	(0.2)%	$890	$889	0.1%	$895	$923	(3.0)%	97.0%	98.0%	34.0%	44.0%
Southeast Michigan	1,778	20	893	844	5.8%	936	876	6.8%	941	924	1.8%	96.6%	97.6%	38.2%	39.1%
Western Michigan	438	22	825	762	8.3%	843	790	6.7%	844	813	3.8%	99.3%	98.9%	42.9%	42.0%
Central Ohio	2,007	22	902	865	4.3%	945	903	4.7%	947	914	3.6%	96.4%	98.7%	52.2%	43.6%
Northeast Ohio	1,303	18	1,051	1,003	4.8%	1,099	1,037	6.0%	1,102	1,058	4.2%	96.9%	97.6%	48.2%	42.7%
Total Midwest	6,362	20	918	879	4.4%	960	913	5.1%	963	940	2.4%	96.8%	98.1%	44.5%	42.1%

Mid-Atlantic Properties
Maryland	315	27	1,481	1,447	2.3%	1,551	1,514	2.4%	1,558	1,548	0.6%	95.9%	96.8%	26.7%	36.8%
Metro DC	602	18	1,614	1,537	5.0%	1,674	1,632	2.6%	1,679	1,655	1.5%	97.0%	95.2%	41.9%	49.8%
Northern Virginia	1,272	8	1,503	1,426	5.4%	1,571	1,520	3.4%	1,577	1,557	1.3%	96.4%	96.2%	46.9%	52.8%
Southeast Virginia	864	7	1,129	1,116	1.2%	1,188	1,180	0.7%	1,194	1,225	(2.5)%	95.0%	97.1%	47.2%	49.5%
Total Mid-Atlantic	3,053	12	1,417	1,362	4.0%	1,481	1,445	2.5%	1,487	1,481	0.4%	96.1%	96.3%	43.9%	49.7%

Southeast Properties
Central Florida	288	10	1,037	993	4.4%	1,083	1,045	3.6%	1,089	1,136	(4.1)%	96.5%	96.5%	45.8%	55.6%
Southeast Florida	1,206	15	1,283	1,250	2.6%	1,339	1,313	2.0%	1,342	1,412	(5.0)%	96.0%	96.7%	47.1%	50.4%
Georgia	354	21	1,025	983	4.3%	1,060	1,017	4.2%	1,062	1,061	0.1%	98.0%	96.9%	42.9%	47.5%
Total Southeast	1,848	16	1,195	1,159	3.1%	1,245	1,215	2.5%	1,249	1,302	(4.1)%	96.5%	96.7%	46.1%	50.6%

Southwest Properties
Texas	446	15	971	926	4.9%	1,004	979	2.6%	1,011	1,057	(4.4)%	96.2%	97.5%	57.4%	52.0%
Total Southwest	446	15	971	926	4.9%	1,004	979	2.6%	1,011	1,057	(4.4)%	96.2%	97.5%	57.4%	52.0%

Total/Average Same
Community	11,709	17	$1,094	$1,051	4.1%	$1,142	$1,102	3.6%	$1,147	$1,143	0.3%	96.6%	97.4%	45.1%	45.8%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue
For the Three Months Ended March 31, 2013 and December 31, 2012
(Unaudited; in thousands, except unit totals)

		Q1	Q4	Q1	Q4
	No. of	Physical	Physical	2013	2012	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Property Revenue
Same Community
Midwest Properties
Indiana	836	97.0%	96.1%	$2,219	$2,256	$(37)	(1.6)%
Southeast Michigan	1,778	96.6%	95.5%	4,935	4,958	(23)	(0.5)%
Western Michigan	438	99.3%	98.6%	1,154	1,140	14	1.2%
Central Ohio	2,007	96.4%	96.3%	5,665	5,696	(31)	(0.5)%
Northeast Ohio	1,303	96.9%	95.1%	4,308	4,288	20	0.5%
Total Midwest Properties	6,362	96.8%	96.0%	18,281	18,338	(57)	(0.3)%

Mid-Atlantic Properties
Maryland	315	95.9%	96.8%	1,420	1,408	12	0.9%
Metro DC	602	97.0%	96.8%	2,964	2,932	32	1.1%
Northern Virginia	1,272	96.4%	95.6%	5,922	5,982	(60)	(1.0)%
Southeast Virginia	864	95.0%	95.7%	2,992	3,017	(25)	(0.8)%
Total Mid-Atlantic Properties	3,053	96.1%	96.0%	13,298	13,339	(41)	(0.3)%

Southeast Properties
Central Florida	288	96.5%	97.9%	924	913	11	1.2%
Southeast Florida	1,206	96.0%	96.4%	4,771	4,715	56	1.2%
Georgia	354	98.0%	96.3%	1,112	1,121	(9)	(0.8)%
Total Southeast Properties	1,848	96.5%	96.6%	6,807	6,749	58	0.9%

Southwest Properties
Texas	446	96.2%	97.5%	1,337	1,305	32	2.5%
Total Southwest Properties	446	96.2%	97.5%	1,337	1,305	32	2.5%
Total Same Community	11,709	96.6%	96.1%	39,723	39,731	(8)	0.0%

Acquisitions (2)
North Carolina	760	96.2%	94.3%	2,493	2,438	55	2.3%
Texas	396	96.5%	94.4%	1,393	1,323	70	5.3%

Development
Tennessee	242	97.9%	97.1%	1,072	1,047	25	2.4%

Total Property Revenue	13,107	96.6%	96.0%	$44,681	$44,539	$142	0.3%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Operating Expenses
For the Three Months Ended March 31, 2013 and December 31, 2012
(Unaudited; in thousands, except unit totals)

		Q1	Q4	Q1	Q4
	No. of	Physical	Physical	2013	2012	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Property Operating Expenses
Same Community
Midwest Properties
Indiana	836	97.0%	96.1%	$809	$843	$(34)	(4.0)%
Southeast Michigan	1,778	96.6%	95.5%	1,980	1,954	26	1.3%
Western Michigan	438	99.3%	98.6%	506	467	39	8.4%
Central Ohio	2,007	96.4%	96.3%	2,464	2,442	22	0.9%
Northeast Ohio	1,303	96.9%	95.1%	1,649	1,586	63	4.0%
Total Midwest Properties	6,362	96.8%	96.0%	7,408	7,292	116	1.6%

Mid-Atlantic Properties
Maryland	315	95.9%	96.8%	494	471	23	4.9%
Metro DC	602	97.0%	96.8%	941	809	132	16.3%
Northern Virginia	1,272	96.4%	95.6%	1,916	1,867	49	2.6%
Southeast Virginia	864	95.0%	95.7%	907	897	10	1.1%
Total Mid-Atlantic Properties	3,053	96.1%	96.0%	4,258	4,044	214	5.3%

Southeast Properties
Central Florida	288	96.5%	97.9%	384	347	37	10.7%
Southeast Florida	1,206	96.0%	96.4%	2,098	1,958	140	7.2%
Georgia	354	98.0%	96.3%	493	479	14	2.9%
Total Southeast Properties	1,848	96.5%	96.6%	2,975	2,784	191	6.9%

Southwest Properties
Texas	446	96.2%	97.5%	612	587	25	4.3%
Total Southwest Properties	446	96.2%	97.5%	612	587	25	4.3%
Total Same Community	11,709	96.6%	96.1%	15,253	14,707	546	3.7%

Acquisitions (2)
North Carolina	760	96.2%	94.3%	812	825	(13)	(1.6)%
Texas	396	96.5%	94.4%	675	506	169	33.4%

Development
Tennessee	242	97.9%	97.1%	352	285	67	23.5%

Total Property Operating Expenses	13,107	96.6%	96.0%	$17,092	$16,323	$769	4.7%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Net Operating Income (Property NOI)
For the Three Months Ended March 31, 2013 and December 31, 2012
(Unaudited; in thousands, except unit totals)

		Q1	Q4	Q1	Q4
	No. of	Physical	Physical	2013	2012	Increase/	%
	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Property NOI (1)
Same Community
Midwest Properties
Indiana	836	97.0%	96.1%	$1,410	$1,413	$(3)	(0.2)%
Southeast Michigan	1,778	96.6%	95.5%	2,955	3,004	(49)	(1.6)%
Western Michigan	438	99.3%	98.6%	648	673	(25)	(3.7)%
Central Ohio	2,007	96.4%	96.3%	3,201	3,254	(53)	(1.6)%
Northeast Ohio	1,303	96.9%	95.1%	2,659	2,702	(43)	(1.6)%
Total Midwest Properties	6,362	96.8%	96.0%	10,873	11,046	(173)	(1.6)%

Mid-Atlantic Properties
Maryland	315	95.9%	96.8%	926	937	(11)	(1.2)%
Metro DC	602	97.0%	96.8%	2,023	2,123	(100)	(4.7)%
Northern Virginia	1,272	96.4%	95.6%	4,006	4,115	(109)	(2.6)%
Southeast Virginia	864	95.0%	95.7%	2,085	2,120	(35)	(1.7)%
Total Mid-Atlantic Properties	3,053	96.1%	96.0%	9,040	9,295	(255)	(2.7)%

Southeast Properties
Central Florida	288	96.5%	97.9%	540	566	(26)	(4.6)%
Southeast Florida	1,206	96.0%	96.4%	2,673	2,757	(84)	(3.0)%
Georgia	354	98.0%	96.3%	619	642	(23)	(3.6)%
Total Southeast Properties	1,848	96.5%	96.6%	3,832	3,965	(133)	(3.4)%

Southwest Properties
Texas	446	96.2%	97.5%	725	718	7	1.0%
Total Southwest Properties	446	96.2%	97.5%	725	718	7	1.0%
Total Same Community	11,709	96.6%	96.1%	24,470	25,024	(554)	(2.2)%

Acquisitions (3)
North Carolina	760	96.2%	94.3%	1,681	1,613	68	4.2%
Texas	396	96.5%	94.4%	718	817	(99)	(12.1)%

Development
Tennessee	242	97.9%	97.1%	720	762	(42)	(5.5)%

Total Property NOI	13,107	96.6%	96.0%	$27,589	$28,216	$(627)	(2.2)%

(1)	See page 27 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
First Quarter Property Revenue
For the Three Months Ended March 31, 2013 and 2012
(Unaudited; in thousands, except unit totals)

		2013	2012	Q1	Q1
	No. of	Physical	Physical	2013	2012	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Property Revenue
Same Community
Midwest Properties
Indiana	836	97.0%	98.0%	$2,219	$2,233	$(14)	(0.6)%
Southeast Michigan	1,778	96.6%	97.6%	4,935	4,663	272	5.8%
Western Michigan	438	99.3%	98.9%	1,154	1,070	84	7.9%
Central Ohio	2,007	96.4%	98.7%	5,665	5,383	282	5.2%
Northeast Ohio	1,303	96.9%	97.6%	4,308	4,039	269	6.7%
Total Midwest Properties	6,362	96.8%	98.1%	18,281	17,388	893	5.1%

Mid-Atlantic Properties
Maryland	315	95.9%	96.8%	1,420	1,394	26	1.9%
Metro DC	602	97.0%	95.2%	2,964	2,848	116	4.1%
Northern Virginia	1,272	96.4%	96.2%	5,922	5,593	329	5.9%
Southeast Virginia	864	95.0%	97.1%	2,992	2,968	24	0.8%
Total Mid-Atlantic Properties	3,053	96.1%	96.3%	13,298	12,803	495	3.9%

Southeast Properties
Central Florida	288	96.5%	96.5%	924	880	44	5.0%
Southeast Florida	1,206	96.0%	96.7%	4,771	4,662	109	2.3%
Georgia	354	98.0%	96.9%	1,112	1,062	50	4.7%
Total Southeast Properties	1,848	96.5%	96.7%	6,807	6,604	203	3.1%

Southwest Properties
Texas	446	96.2%	97.5%	1,337	1,277	60	4.7%
Total Southwest Properties	446	96.2%	97.5%	1,337	1,277	60	4.7%
Total Same Community	11,709	96.6%	97.4%	39,723	38,072	1,651	4.3%

Acquisitions (2)
North Carolina	760	96.2%	N/A	2,493	N/A	2,493	N/A
Texas	396	96.5%	N/A	1,393	N/A	1,393	N/A

Development
Tennessee	242	97.9%	N/A	1,072	135	937	694.1%

Total Property Revenue	13,107	96.6%	97.4%	$44,681	$38,207	$6,474	16.9%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
First Quarter Property Operating Expenses
For the Three Months Ended March 31, 2013 and 2102
(Unaudited; in thousands, except unit totals)

		2013	2012	Q1	Q1
	No. of	Physical	Physical	2013	2012	Increase/	%
	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Property Operating Expenses
Same Community
Midwest Properties
Indiana	836	97.0%	98.0%	$809	$863	$(54)	(6.3)%
Southeast Michigan	1,778	96.6%	97.6%	1,980	1,923	57	3.0%
Western Michigan	438	99.3%	98.9%	506	475	31	6.5%
Central Ohio	2,007	96.4%	98.7%	2,464	2,333	131	5.6%
Northeast Ohio	1,303	96.9%	97.6%	1,649	1,522	127	8.3%
Total Midwest Properties	6,362	96.8%	98.1%	7,408	7,116	292	4.1%

Mid-Atlantic Properties
Maryland	315	95.9%	96.8%	494	487	7	1.4%
Metro DC	602	97.0%	95.2%	941	960	(19)	(2.0)%
Northern Virginia	1,272	96.4%	96.2%	1,916	1,866	50	2.7%
Southeast Virginia	864	95.0%	97.1%	907	1,015	(108)	(10.6)%
Total Mid-Atlantic Properties	3,053	96.1%	96.3%	4,258	4,328	(70)	(1.6)%

Southeast Properties
Central Florida	288	96.5%	96.5%	384	360	24	6.7%
Southeast Florida	1,206	96.0%	96.7%	2,098	2,075	23	1.1%
Georgia	354	98.0%	96.9%	493	462	31	6.7%
Total Southeast Properties	1,848	96.5%	96.7%	2,975	2,897	78	2.7%

Southwest Properties
Texas	446	96.2%	97.5%	612	618	(6)	(1.0)%
Total Southwest Properties	446	96.2%	97.5%	612	618	(6)	(1.0)%
Total Same Community	11,709	96.6%	97.4%	15,253	14,959	294	2.0%

Acquisitions (2)
North Carolina	760	96.2%	N/A	812	N/A	812	N/A
Texas	396	96.5%	N/A	675	N/A	675	N/A

Development
Tennessee	242	97.9%	N/A	352	113	239	211.5%

Total Property Operating Expenses	13,107	96.6%	97.4%	$17,092	$15,072	$2,020	13.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
First Quarter Property Net Operating Income (Property NOI)
For the Three Months Ended March 31, 2013 and 2012
(Unaudited; in thousands, except unit totals)

		2013	2012	Q1	Q1
	No. of	Physical	Physical	2013	2012	Increase/	%
	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Property NOI (1)
Same Community
Midwest Properties
Indiana	836	97.0%	98.0%	$1,410	$1,370	$40	2.9%
Southeast Michigan	1,778	96.6%	97.6%	2,955	2,740	215	7.8%
Western Michigan	438	99.3%	98.9%	648	595	53	8.9%
Central Ohio	2,007	96.4%	98.7%	3,201	3,050	151	5.0%
Northeast Ohio	1,303	96.9%	97.6%	2,659	2,517	142	5.6%
Total Midwest Properties	6,362	96.8%	98.1%	10,873	10,272	601	5.9%

Mid-Atlantic Properties
Maryland	315	95.9%	96.8%	926	907	19	2.1%
Metro DC	602	97.0%	95.2%	2,023	1,888	135	7.2%
Northern Virginia	1,272	96.4%	96.2%	4,006	3,727	279	7.5%
Southeast Virginia	864	95.0%	97.1%	2,085	1,953	132	6.8%
Total Mid-Atlantic Properties	3,053	96.1%	96.3%	9,040	8,475	565	6.7%

Southeast Properties
Central Florida	288	96.5%	96.5%	540	520	20	3.8%
Southeast Florida	1,206	96.0%	96.7%	2,673	2,587	86	3.3%
Georgia	354	98.0%	96.9%	619	600	19	3.2%
Total Southeast Properties	1,848	96.5%	96.7%	3,832	3,707	125	3.4%

Southwest Properties
Texas	446	96.2%	97.5%	725	659	66	10.0%
Total Southwest Properties	446	96.2%	97.5%	725	659	66	10.0%
Total Same Community	11,709	96.6%	97.4%	24,470	23,113	1,357	5.9%

Acquisitions (3)
North Carolina	760	96.2%	N/A	1,681	N/A	1,681	N/A
Texas	396	96.5%	N/A	718	N/A	718	N/A

Development
Tennessee	242	97.9%	N/A	720	22	698	3,172.7%

Total Property NOI	13,107	96.6%	97.4%	$27,589	$23,135	$4,454	19.3%

(1)	See page 27 for a reconciliation of net income (loss) attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Debt Structure
As of March 31, 2013
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	March 31, 2013	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$375,255	55.6%	5.4%
Unsecured - notes	150,000	22.2%	4.3%
Total Fixed Rate Debt	525,255	77.8%	5.1%

Variable Rate Debt Hedged:
Unsecured - term loan (1)	125,000	18.5%	1.9%
Total Variable Rate Debt Hedged	125,000	18.5%	1.9%

Variable Rate Debt Unhedged:
Unsecured - term loan	25,000	3.7%	1.9%
Total Variable Rate Debt Unhedged	25,000	3.7%	1.9%

TOTAL DEBT	$675,255	100.0%	4.4%

Interest coverage ratio (2)	2.99:1
Fixed charge coverage ratio (3)	2.99:1
Weighted average maturity	5.0 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2013	$130,082	$—	$130,082
2014	44,538	—	44,538
2015	20,222	—	20,222
2016	43,381	—	43,381
2017	—	—	—
Thereafter	137,032	300,000	437,032
Total	$375,255	$300,000	$675,255

	55.6%	44.4%	100.0%

(1)
The Company entered into a forward starting swap in December 2011 fixing the rate beginning in June 2013 until June 2016 at a rate of 1.26% plus the credit spread which was 1.70% as of March 31, 2013, or an all-in rate of 2.96%. Additionally, the Company entered into a forward starting swap in April 2013 fixing the rate beginning June 2016 at a rate of 1.55% plus the credit spread which was 1.70% as of March 31, 2013, or an all-in rate of 3.25% until the loan matures in January 2018.

(2)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/credits. Individual line items in this calculation include results from discontinued operations where applicable.  See page 26 for a reconciliation of net income (loss) available to common shares to EBITDA and our definition of EBITDA.

(3)
Represents interest expense, including capitalized interest and preferred stock dividend payment coverage, excluding costs/refunds.  Individual line items in this calculation include discontinued operations where applicable.

Associated Estates Realty Corporation
2013 Financial Outlook
As of April 23, 2013
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.77 to $0.81
Expected real estate depreciation and amortization	$1.13
Expected gains on disposition of properties	-0.61
Expected Funds from Operations (1)	$1.29 to $1.33

Same Community Portfolio
Revenue growth	4.0% to 5.0%
Expense growth	2.0% to 3.0%
Property NOI (2) growth	5.25% to 6.25%

Transactions
Acquisitions	$0 to $100.0 million
Dispositions	$63.2 to $100.0 million
Development	$60.0 to $70.0 million

Corporate Expenses
General and administrative expense	$17.5 to $18.0 million
Development costs	$0.8 to $1.2 million
Costs associated with acquisitions	$0 to $0.2 million

Debt
Capitalized interest	$2.5 million
Expensed interest (3)	$29.9 to $30.2 million

Capital Structure (4)
Weighted average shares outstanding	50.3 million

(1)	See page 25 for our definition of this non-GAAP measurement.

(2)	See page 27 for our definition of this non-GAAP measurement.

(3)	Includes $2.1 million of deferred financing costs.

(4)	Earnings guidance reflects no additional common share issuances.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, and excludes impairment write-downs of depreciable real estate and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Funds from Operations ("FFO") as Adjusted
We define FFO as adjusted as FFO, as defined above, excluding $1.7 million of prepayment costs associated with debt repayments and $(279) of refunds for a previously defeased loan for the three months ended March 31, 2012. In accordance with GAAP, these prepayment penalties and refunds on the previously defeased loan are included in interest expense in the Company's Consolidated Statement of Operations and Comprehensive Income. We are providing this calculation as an alternative FFO calculation as we consider it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land, depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income (loss) applicable to common shares to EBITDA.

	Three Months Ended
	March 31,
(In thousands)	2013	2012

Net income (loss) applicable to common shares	$10,298	$(2,081)
Allocation to participating securities	48	—
Interest expense (1)	7,421	9,553
Depreciation and amortization	14,561	13,231
(Gain) loss on disposition of properties	(8,796)	40
Income taxes	102	76

Total EBITDA	$23,634	$20,819

(1)	The three months ended March 31, 2012, include $1.7 million of prepayment costs and $(279) for refunds on a previously defeased loan.
Net Operating Income ("NOI")
NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income (loss) attributable to AERC.

	Three Months Ended
	March 31,
(In thousands)	2013	2012

Property NOI	$27,589	$23,135
Office NOI	312	—
Construction and other services net loss	—	(70)
Depreciation and amortization	(14,383)	(11,874)
General and administrative expense	(4,958)	(4,369)
Development costs	(262)	(310)
Interest expense	(7,421)	(9,308)
Income (loss) from continuing operations	877	(2,796)
Income from discontinued operations:
Operating Income, net of interest expense	690	750
Gain (loss) on disposition of properties	8,796	(40)
Income from discontinued operation	9,486	710
Net income (loss)	10,363	(2,086)
Net (income) loss attributable to noncontrolling redeemable interest	(17)	5
Consolidated net income (loss) attributable to AERC	$10,346	$(2,081)
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.